UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2019

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement.

On December 6, 2019, The Goldfield Corporation (the “Company”), and Branch Banking and Trust Company (“BB&T”) modified the Company’s $18.0 million Promissory Note (the “Working Capital Loan”) between BB&T and the Company, which was originally entered into on May 24, 2018, via a Note Modification Agreement and related Addendum to Note Modification (collectively, the “Ancillary Loan Document”). The modification increased the maximum amount of the Working Capital Loan to $23.0 million and changed the maturity of the Working Capital Loan from November 28, 2020 to November 28, 2021.

Also on December 6, 2019, the Company and its wholly owned subsidiaries (Power Corporation of America, a Florida corporation, Southeast Power Corporation, a Florida corporation, C and C Power Line, Inc., a Florida corporation, Precision Foundations Inc., a Florida corporation, Bayswater Development Corporation, a Florida corporation, and Pineapple House of Brevard, Inc., a Florida corporation) (collectively with the Company, the “Debtors”), and BB&T, entered into Amendment No. 2 (the “Amendment”) to that certain Master Loan Agreement, by and among BB&T and the Debtors, dated May 24, 2018, and last amended on March 7, 2019 (as amended, the “2018 Master Loan Agreement”). The Amendment provides that one new loan made on December 6, 2019, which is further described below, shall be governed by the 2018 Master Loan Agreement.

The new loan was a modification of the existing $18.0 million Working Capital Loan under the 2018 Master Loan Agreement to increase it to a $23.0 million Working Capital Loan, which was evidenced by a note modification (with addendum), and in connection therewith the Company also signed a rider acknowledging that effective December 7, 2019, BB&T will merge with SunTrust Bank and change its name to Truist Bank (which merger did take place).

Under the documentation related to the Working Capital Loan, principal is due in full at maturity on November 28, 2021. There were no borrowings outstanding under the Working Capital loan as of December 6, 2019.

The Company’s obligations under the Working Capital Loan are guaranteed by the other Debtors and secured by a continuing security interest in the currently owned and hereafter acquired personal property of the Debtors identified as: (i) accounts, including all contract rights; (ii) equipment and machinery, including all accessions thereto, and all manufacturers’ warranties, parts and tools therefore; (iii) vehicles; (iv) supporting obligations; and (v) to the extent not listed above as original collateral, all proceeds (cash and non-cash) and products of the foregoing.

The Company and its affiliates (including its wholly owned subsidiaries) do not have any material relationship with BB&T, other than with respect to (i) the 2018 Master Loan Agreement, the loans thereunder and the documentation related thereto and (ii) other customary banking matters.

The foregoing descriptions of the 2018 Master Loan Agreement, the Amendment, the Working Capital Loan, and the Ancillary Loan Document including the documentation related to each loan, do not purport to summarize all of the provisions of these documents and are qualified in their entirety by reference to the documents filed herewith as Exhibits 10-1 through 10-10 to this Current Report on Form 8-K (collectively, the “Loan Documents”). The Loan Documents have been filed as exhibits to provide investors with information regarding their terms. The representations, warranties and covenants contained in the Loan Documents were made only for purposes of the Loan Documents and as of specific dates, were solely for the benefit of the parties to the 2018 Master Loan Agreement, and are subject to limitations agreed upon by the parties to the 2018 Master Loan Agreement. Moreover, the representations and warranties contained in the Loan Documents were made for the purpose of allocating contractual risk between the parties to the 2018 Master Loan Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the 2018 Master Loan Agreement that differ from those applicable to investors generally. Investors (other than the parties to the 2018 Master Loan Agreement) are not third-party beneficiaries under the Loan Documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10-1

Master Loan Agreement, dated May 24, 2018, by and between BB&T and the Company, Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, Precision Foundations, Inc., and C and C Power Line, Inc. (incorporated by reference to Exhibit 10-1 of the Company’s Form 8-K (File No. 001-07525), filed with the SEC on May 30, 2018).

10-2

Promissory Note, dated May 24, 2018, relating to The Goldfield Corporation Working Capital Loan (incorporated by reference to Exhibit 10-6 of the Company’s Form 8-K (File No. 001-07525), filed with the SEC on May 30, 2018).

10-3

Addendum to Promissory Note, dated May 24, 2018, relating to The Goldfield Corporation Working Capital Loan (incorporated by reference to Exhibit 10-7 of the Company’s Form 8-K (File No. 001-07525), filed with the SEC on May 30, 2018).

10-4

BB&T Security Agreement, dated May 24, 2018 by and between BB&T and the Debtors, relating to The Goldfield Corporation Working Capital Loan (incorporated by reference to Exhibit 10-8 of the Company’s Form 8-K (File No. 001-07525), filed with the SEC on May 30, 2018).

10-5

Guaranty Agreement, dated May 24, 2018, relating to The Goldfield Corporation Working Capital Loan (incorporated by reference to Exhibit 10-9 of the Company’s Form 8-K (File No. 001-07525), filed with the SEC on May 30, 2018).

10-6

Master Loan Agreement Amendment No. 1, dated March 7, 2019, by and between BB&T and the Company, Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, Precision Foundations, Inc., and C and C Power Line, Inc. (incorporated by reference to Exhibit 10-1 of the Company’s Form 8-K (File No. 001-07525), filed with the SEC on March 13, 2019).

10-7

Master Loan Agreement Second Amendment, dated December 6, 2019, by and between BB&T and the Company, Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, Precision Foundations, Inc., and C and C Power Line, Inc.

10-8	Note Modification, dated December 6, 2019, relating to The Goldfield Corporation Working Capital Loan

10-9	Addendum to Note Modification, dated December 6, 2019, relating to The Goldfield Corporation Working Capital Loan

10-10	Legal Entity Rider, dated December 6, 2019 by and between BB&T and the Debtors, relating to The Goldfield Corporation Working Capital Loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 11, 2019

THE GOLDFIELD CORPORATION

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary